Commitments and Contingencies	9 Months Ended
Mar. 31, 2012
Commitments and Contingencies.
Commitments and Contingencies

15. Commitments and Contingencies

        Our commitments consist of obligations under operating leases for corporate office space and co-location facilities for data center capacity for research and test data centers. We have also entered into capital leases in connection with acquiring computer equipment for our data center operations which is included in property and equipment. We used a 5.25% interest rate to calculate the present value of the future principal payments and interest expense related to our capital leases. Additionally, in the ordinary course of business, we enter into contractual purchase obligations and other agreements that are legally binding and specify certain minimum payment terms.

        During the third quarter of fiscal 2011, we entered into a lease agreement for an average of $2,250 per month for the next 36 months plus a value added tax which is currently at 21%, for a new facility in Buenos Aires, Argentina.

        From the acquisition of Cogent in the fourth quarter of fiscal 2011, we assumed the lease agreement of our acquiree for an average of $9,600 per month for the next 18 months, for a facility in Ultimo, Australia. See Note 3 "Acquisition" of the Notes to Consolidated Financial Statements.

        As of March 31, 2012 we had the following commitments (unaudited):

Operating Leases

	Facilities	Co-location Hosting Facilities	Other	Total Operating	Capital Leases	Total
	(In thousands)
Remaining Fiscal Year 2012	278	285	14	577	169	746
Fiscal Year 2013	1,063	925	46	2,034	615	2,649
Fiscal Year 2014	1,008	19	34	1,061	507	1,568
Fiscal Year 2015	800	—	16	816	115	931
Thereafter	506	—	—	506	—	506

Total	$3,655	$1,229	$110	$4,994	$1,406	$6,400
Less amounts representing interest					(78)

Present value minimum lease payments					$1,328
Less short-term portion					(593)

Long-term portion					$735

        We occupy the majority of our facilities under non-cancellable operating leases with lease terms in excess of one year. Such facility leases generally provide for annual increases based upon the Consumer Price Index or fixed increments. Rent expense under operating leases totaled $1.4 million and $1.2 million during fiscal years 2010 and 2011, respectively, and $1.2 million during the nine months ended March 31, 2012.

Legal claims

        From time to time, Lyris is a party to litigation and subject to claims incident to the ordinary course of business, including customer disputes, breach of contract claims and other matters. Although the results of such litigation and claims cannot be predicted with certainty, we believe that the final outcome of such litigation and claims will not have a material adverse effect on our business, consolidated financial position, results of operations or cash flows. Due to the inherent uncertainties of such litigation and claims, our view of such matters may change in the future.